Exhibit 99.8

VOTING AND SUPPORT AGREEMENT

This VOTING AND SUPPORT AGREEMENT (this “Agreement”) is made and entered into as of April 1, 2024 by and among Cadent, LLC, a Delaware limited liability company (“Parent”), Award Merger Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of Parent (“Merger Sub”), and the undersigned stockholder (such stockholder, and any permitted transferee pursuant to Section 2 below, the “Stockholder”) of AdTheorent Holding Company, Inc., a Delaware corporation (the “Company”).

RECITALS

WHEREAS, concurrently with the execution and delivery of this Agreement, Parent, Merger Sub, Novacap Cadent Acquisition Company, Inc., Novacap Cadent Holdings, Inc. and the Company have entered into an Agreement and Plan of Merger of even date herewith, as the same may be amended from time to time (the “Merger Agreement”), which provides for, among other things, the merger of Merger Sub with and into the Company (the “Merger”), with the Company continuing as the surviving corporation, and pursuant to which each share of Company Common Stock will be converted into the right to receive the Per Share Merger Consideration upon the terms and subject to the conditions set forth in the Merger Agreement;

WHEREAS, the Company Board has approved the Merger Agreement and the transactions contemplated by the Merger Agreement and this Agreement;

WHEREAS, as of the date hereof, the Stockholder is the Beneficial Owner of such number of shares of the Company Common Stock set forth next to the Stockholder’s name on Schedule I of this Agreement; and

WHEREAS, as a condition to their willingness to enter into the Merger Agreement, Parent and Merger Sub have required the Stockholder, and in order to induce Parent and Merger Sub to enter into the Merger Agreement, the Stockholder (solely in the Stockholder’s capacity as such) has agreed, to enter into this Agreement.

AGREEMENT

NOW, THEREFORE, in consideration of the mutual covenants and promises contained in this Agreement and for other good and valuable consideration and intending legally to be bound, the receipt and adequacy of which are hereby acknowledged, the parties to this Agreement agree as follows:

SECTION 1 Certain Definitions. All capitalized terms that are used but not defined herein shall have the respective meanings ascribed to them in the Merger Agreement. For all purposes of and under this Agreement, the following terms shall have the following respective meanings:

(a) “Beneficially Own” and “Beneficial Ownership” have the meanings assigned to such terms in Rule 13d-3 under the Exchange Act, and a Person’s Beneficial Ownership of securities shall be calculated in accordance with the provisions of such rule (in each case, irrespective of whether such rule actually is applicable in such circumstance). For the avoidance of doubt, “Beneficially Own” and “Beneficial Ownership” shall include record ownership of securities.

(b) “Beneficial Owner” of securities shall mean a Person who Beneficially Owns such securities.

(c) “Encumbrance” shall mean any lien, encumbrance, mortgage, deed of trust, claim, lease, easement, servitude, transfer restriction, hypothecation, charge, security interest, pledge or option, proxy, right of first refusal, voting trust or any other similar right.

(d) “Expiration Time” shall mean the earliest to occur of the following: (i) such date and time as the Merger Agreement shall have been validly terminated pursuant to Article 8 thereof, (ii) the Effective Time, (iii) the termination of this Agreement by mutual written consent of the parties, or (iv) such date as the Company Board makes an Adverse Recommendation Change in compliance with Section 6.03(b) of the Merger Agreement.

(e) “Permitted Encumbrance” shall mean any Encumbrance arising under securities laws, the Company’s Governing Documents or customary custody arrangements with brokerage accounts or this Agreement.

(f) “Subject Shares” shall mean, with respect to the Stockholder, (i) all shares of Company Common Stock Beneficially Owned by the Stockholder as of the date hereof and (ii) all additional shares of Company Common Stock of which the Stockholder acquires Beneficial Ownership during the Support Period (including by way of stock dividend or distribution, split-up, recapitalization, combination, exchange of shares or issued upon the exercise of any options, the settlement of any restricted stock or other conversion of any convertible securities).

(g) “Support Period” means that period from the date of this Agreement until the Expiration Time.

(h) “Transfer” means to, directly or indirectly, whether by merger, consolidation, division, conversion, transfer, domestication, continuance, share exchange, operation of law or otherwise, (i) tender into any tender or exchange offer, (ii) offer, sell, pledge, create an Encumbrance with respect to (other than Permitted Encumbrances), assign, exchange, grant an option with respect to, establish or increase a put equivalent position or liquidate with respect to or decrease a call equivalent position, transfer, gift, dispose of or enter into any derivative arrangement with respect to any subject property or any interest therein (whether such arrangement is to be settled by delivery of securities, in cash or otherwise), convey any Beneficial Ownership interest in, or (iii) enter into an agreement, option or commitment, or make any public announcement of the intention to, to take any of the actions referred to in the foregoing clauses (i) and (ii).

SECTION 2 Transfer of Subject Shares.

(a) Transfer Restrictions. Except as expressly contemplated by this Agreement, during the Support Period, the Stockholder shall not Transfer any of his Subject Shares nor cause or voluntarily consent to any Transfer of any of his Subject Shares or the Stockholder’s voting or economic interest therein. Notwithstanding the foregoing and without limiting any Transfer permitted by, and made in accordance with, Section 2(c), the Stockholder may make any Transfers of Subject Shares as Parent may agree in advance in writing. Any action taken in violation of this Section 2 shall be null and void ab initio and of no effect whatsoever. To the extent requested by Parent, the Stockholder shall promptly surrender or cause to be surrendered the certificate(s), if any, representing any Subject Shares Beneficially Owned by the Stockholder so that the transfer agent of such Subject Shares may affix onto such certificate(s) an appropriate legend referencing the restrictions on transfer and ownership set forth in this Agreement. The Stockholder further acknowledges and agrees that, with respect to any Subject Shares that are uncertificated, this Agreement shall constitute notice of any legend that would be set forth on any certificate representing such Subject Shares if such Subject Shares were represented by a certificate.

(b) Transfer of Voting Rights. During the Support Period, the Stockholder shall not (i) deposit any Subject Shares in a voting trust or grant any proxy or power of attorney or enter into any voting agreement or similar agreement with respect to any of the Subject Shares (other than the grant of any proxy expressly provided herein), (ii) Transfer any voting rights with respect to any of the Subject Shares or (iii) enter into any agreement or commitment to take any of the actions referred to in the foregoing clauses (i) and (ii).

(c) Exceptions. Nothing in this Section 2 shall prohibit a Transfer of Subject Shares by the Stockholder (or, following any Transfer permitted by, and made in accordance with, this Section 2, by any such transferee Stockholder) (i) to one or more partners, or members of such Stockholder or to a controlled Affiliate of, or Affiliate under common control with, such Stockholder, (ii) to any other Person to whom Parent has consented with respect to a Transfer by the Stockholder in advance in writing, (iii) in the case of a Stockholder who is an individual, to any member of the Stockholder’s immediate family or to a trust under which distributions may be made only to the Stockholder and/or any member of the Stockholder’s immediate family, (iv) to the Stockholder’s executors, administrators, testamentary trustees, legatees or beneficiaries, for bona fide estate planning purposes by will or by the laws of intestate succession; provided, however, that a Transfer referred to in this Section 2(c) shall be permitted only if, in the case of clauses (i) through (iv), the transferee agrees in writing, in substantially the form attached hereto as Exhibit A, to be bound by the terms of this Agreement, and provided further that no such Transfer shall relieve the Stockholder of his obligations hereunder.

SECTION 3 Voting Agreement.

(a) The Stockholder hereby agrees that, during the Support Period, at any meeting (whether annual or special and each postponement, recess, adjournment or continuation thereof) of the Company’s stockholders at which any of the matters set forth in clause (ii) below is put to the vote of stockholders of the Company, however called, and in connection with any written consent of the Company’s stockholders with respect to any of the matters set forth in clause (ii) below, if applicable, the Stockholder shall (i) appear at such meeting or otherwise cause all of the Subject Shares entitled to vote thereat, as applicable, to be counted as present thereat for purposes of calculating a quorum, and (ii) vote or cause to be voted (including by proxy or written consent, if applicable) all the Subject Shares, (A) in favor of (“for”) (1) the Merger and the other transactions contemplated by the Merger Agreement (to the extent proposed to be voted upon or consented to by the Company’s stockholders) and the adoption of the Merger Agreement, including any amended and restated Merger Agreement or amendment to the Merger Agreement that does not (x) change the form of the consideration payable to the holders of shares of Company Common Stock upon the conversion of such shares in the Merger, (y) reduce the amount of the Per Share Merger Consideration payable in respect of any Subject Shares (other than, for the avoidance of doubt, adjustments in accordance with the terms of the Merger Agreement or any increase in the Per Share Merger Consideration) or (z) impose any additional conditions or obligations on the payment of the Per Share Merger Consideration or any additional conditions or obligations that would prevent or substantially impede the consummation of the Merger, and (2) the approval of any proposal to adjourn or postpone such meeting of the Company’s stockholders to a later date if there are not sufficient votes to approve the Merger or adopt the Merger Agreement (as it may have been amended or amended and restated in a manner for which the Stockholder is obligated to vote in favor or consent to hereunder) and (B) to the extent any such matter is formally submitted for a vote (or the consent) of the Company’s stockholders, against (1) any action or proposal in favor of an Acquisition Proposal (including a Superior Proposal), without regard to the terms of such Acquisition Proposal, or any of the transactions contemplated thereby, (2) any action or proposal that could reasonably be expected to result in a breach of any covenant, representation or warranty, or any other obligation or agreement of the Company under the Merger Agreement or of the Stockholder under this Agreement, and (3) any action, proposal, transaction or agreement that would reasonably be expected to impede, interfere with, delay, discourage, adversely affect or inhibit the timely consummation of the Merger or the fulfillment of Parent’s, the Company’s or Merger Sub’s conditions to Closing under the Merger Agreement or change in any manner the voting rights of any shares of the Company (including, without limitation, any extraordinary corporate transaction, such as a merger, consolidation, amalgamation, plan or scheme of arrangement, share exchange, business combination, division, conversion, transfer, domestication, continuance or similar transaction, any amendments of the Company Governing Documents, or any sale, lease, sublease, exchange, license, sub-license, or other disposition of all or a material portion of the assets of the Company or any of its subsidiaries). The Stockholder covenants and agrees that, except for this Agreement, the Stockholder shall not, and shall not permit any Person under the Stockholder’s control, during the Support Period, to (x) enter into any voting agreement or voting trust with respect to any Subject Shares, (y) except as expressly set forth herein, grant, a proxy, consent or power of attorney with respect to any Subject Shares, or (z) make, or in any manner participate in, directly or indirectly, a “solicitation” of “proxies” (as such terms are used in 17 CFR § 240.14a-1, et seq.) or consents from stockholders of the Company in connection with any vote of the stockholders of the Company with respect to the Transactions, other than to recommend that the stockholders of the Company vote in favor of the Merger and the adoption of the Merger Agreement (and any actions required in furtherance thereof or otherwise expressly provided in this Agreement or the Merger Agreement).

(b) Stockholder hereby appoints Parent and any designee of Parent, and each of them individually, until the Expiration Time (at which time this proxy and power of attorney shall automatically be revoked and terminated), as his proxy and attorney-in-fact, with full power of substitution and resubstitution, to vote or act by written consent during the term of this Agreement with respect to the Subject Shares in accordance with Section 3(a) in the event the Stockholder fails to comply with his obligation under this Agreement or attempts or purports to vote (or provide consent with respect to) the Subject Shares in a manner inconsistent with Section 3(a). This proxy and power of attorney is given to secure the performance of the duties of the Stockholder under this Agreement. The Stockholder shall take such further action or execute such other instruments as may be requested by Parent in writing and necessary to effectuate the intent of this proxy. This proxy and power of attorney granted by the Stockholder shall be irrevocable during the Support Period, shall be deemed to be coupled with an interest sufficient in law to support an irrevocable proxy, and shall revoke any and all prior proxies granted by the Stockholder with respect to the Subject Shares. The power of attorney granted by the Stockholder herein is a durable power of attorney and shall survive the bankruptcy, death or incapacity of the Stockholder.

(c) In furtherance, and not in limitation of the foregoing, during the Support Period, an authorized Representative of the Stockholder shall execute and deliver (or cause the holders of record to execute and deliver), promptly upon receipt (and in any event within five Business Days after receipt thereof), any proxy card or voting instructions the Stockholder receives that are sent to stockholders of the Company soliciting proxies with respect to any matter described in Section 3(a), which shall be voted in the manner described in Section 3(a) (with Parent to be promptly notified (and provided reasonable evidence) of such execution and delivery of such proxy card or voting instructions).

(d) Nothing in this Agreement shall obligate the Stockholder to exercise any option or any other right to acquire any shares of Company Common Stock.

SECTION 4 Non-Solicitation. The Stockholder hereby agrees, and agrees to cause his controlled Affiliates (which, for the avoidance of doubt, does not include the Company or any of its Subsidiaries or their Representatives) and to use his reasonable best efforts to cause his and their Representatives, immediately upon the Non-Solicitation Start Date and continuing until the Expiration Time, not to take any action which, were it taken by the Company, its Subsidiaries or its or their Representatives, would violate Section 6.02(b) of the Merger Agreement as such provision is drafted as of the date of this Agreement. For the avoidance of doubt, nothing in this Section 4 shall restrict the Stockholder and such controlled Affiliates and their respective Representatives from engaging in any actions that the Company, its Subsidiaries or its or their Representatives are permitted to engage in under Section 6.02(c) of the Merger Agreement with respect to any bona fide unsolicited written Acquisition Proposal received by the Company from a Third Party (excluding, for the avoidance of doubt, the Stockholder or any of his Affiliates) that the Company Board (or any duly authorized committee thereof) determines in good faith, after consultation with the Company’s outside legal and financial advisors, constitutes, or would reasonably be expected to lead to, a Superior Company Proposal, where the Company Board determines in good faith, after consultation with his outside legal counsel, that failure to take such action would reasonably be expected to be inconsistent with the fiduciary duties of the Company Board under Delaware law, including participating in discussions and negotiations with, providing information and data to and otherwise facilitating any Person making such Acquisition Proposal (or its Representatives) in conjunction with and ancillary to the Company’s discussions and negotiations with such Person.

SECTION 5 Directors and Officers. Notwithstanding any provision of this Agreement to the contrary, nothing in this Agreement (including Section 4) shall limit any individual who is a director or officer of the Company from acting in such capacity and exercising his or her rights or fiduciary duties as a director or officer of the Company or voting in such person’s sole discretion on any matter (it being understood that this Agreement shall apply to the Stockholder solely in the Stockholder’s capacity as stockholder of the Company and that any director or officer of the Company who signs this Agreement as the Stockholder, or on behalf of the Stockholder, is signing only as the Stockholder (or on behalf of the Stockholder) and not in any other capacity). No action (or inaction) taken by the Stockholder if the Stockholder is a director or officer of the Company, in his or her capacity as a director or officer of the Company, shall be deemed to constitute a breach of this Agreement.

SECTION 6 No Ownership Interest. Nothing contained in this Agreement shall be deemed to vest in Parent or Merger Sub any direct or indirect ownership or incidence of ownership of or with respect to any Subject Shares. All rights, ownership and economic benefits of and relating to the Subject Shares shall remain vested in and belong to the Stockholder, and neither Parent nor Merger Sub shall have the authority by virtue of this Agreement or the transactions to be consummated pursuant hereto to manage, direct, superintend, restrict, regulate, govern, or administer any of the policies or operations of the Company or exercise any power or authority to direct the Stockholder in the voting of any of the Subject Shares to the extent such Subject Shares are entitled to be voted, except as expressly provided herein.

SECTION 7 Representations and Warranties of the Stockholder. The Stockholder solely on his own behalf hereby represents and warrants to Parent and Merger Sub as follows:

(a) Power; Binding Agreement. The Stockholder has full individual power and authority and legal capacity to execute and deliver this Agreement and to perform the Stockholder’s obligations hereunder (including delivering the proxy or voting instructions described in Section 3(c)). This Agreement has been duly and validly executed and delivered by the Stockholder, and, assuming this Agreement constitutes a valid and binding obligation of Parent and Merger Sub, constitutes a valid and binding obligation of the Stockholder, enforceable against the Stockholder in accordance with its terms, subject to the Bankruptcy and Equity Exceptions.

(b) No Conflicts. None of the execution and delivery by the Stockholder of this Agreement or the performance by the Stockholder of his obligations hereunder will (i) result in a violation or breach of, or constitute (with or without notice or lapse of time or both) a default (or give rise to any third party right of termination, cancellation, material modification or acceleration) or result in the creation of any prohibited Encumbrance on any of the Subject Shares, under any of the terms, conditions or provisions of any note, loan agreement, bond, mortgage, indenture, commitment, arrangement, understanding or other agreement (including organizational documents) to which the Stockholder is a party or by which the Stockholder or any of the Stockholder’s properties or assets (including the Subject Shares) may be bound, or (ii) conflict with or violate any Order or Applicable Law applicable to the Stockholder or any of the Stockholder’s properties or assets.

(c) Ownership of Shares. Such Stockholder is a Beneficial Owner of the shares of Company Common Stock set forth opposite the Stockholder’s name on Schedule I of this Agreement. The Stockholder holds all such shares of Company Common Stock free and clear of proxy, voting restriction, adverse claim or other Encumbrances (other than Permitted Encumbrances). As of the date hereof, the Stockholder does not Beneficially Own any securities of the Company other than the shares of Company Common Stock set forth opposite the Stockholder’s name on Schedule I of this Agreement.

(d) Consents. No consent, approval, Order or authorization of, or registration, declaration or filing with, any Governmental Authority or any other Person, is required by or with respect to the Stockholder in connection with the valid execution and delivery or performance of this Agreement by the Stockholder.

(e) Voting and Disposition Power. Such Stockholder has sole voting power, sole power of disposition, sole power to issue instructions with respect to the matters set forth herein and sole power to agree to all of the matters set forth in this Agreement, in each case with respect to all of the Subject Shares. Except pursuant to this Agreement, there are no options, warrants or other rights, agreements, arrangements or commitments to which the Stockholder is a party relating to the pledge, disposition or voting of any of the shares of Company Common Stock indicated on Schedule I of this Agreement and no such shares of Company Common Stock are subject to any stockholders’ agreement, proxy, voting trust or other agreement or arrangement with respect to the voting of such Subject Shares.

(f) Reliance. The Stockholder has been represented by or had the opportunity to be represented by, independent counsel of his own choosing, and he has had the full right and opportunity to consult with the Stockholder’s attorney, to the extent, if any, desired, he availed themselves of this right and opportunity, he has carefully read and fully understand this Agreement and the Merger Agreement in their entireties and have had them fully explained to him by his counsel, he is fully aware of the contents thereof and its meaning, intent and legal effect, and the Stockholder is competent to execute this Agreement and has executed this Agreement free from coercion, duress or undue influence. The Stockholder understands and acknowledges that the Company, Parent and Merger Sub are entering into the Merger Agreement in reliance upon the Stockholder’s execution, delivery and performance of this Agreement. Other than the representations and warranties of Parent and Merger Sub expressly set forth in Section 9 and the Merger Agreement, the Stockholder has not relied upon, and expressly disclaims reliance upon, the representations and warranties of any person or entity in connection with his entry into this Agreement.

(g) Absence of Litigation. With respect to the Stockholder, as of the date hereof, there is no action, suit, claim, proceeding, charge, investigation or arbitration pending against, or, to the knowledge of the Stockholder, threatened in writing against or affecting the Stockholder or any of the Stockholder’s properties or assets (including the Subject Shares) before or by any Governmental Authority that would reasonably be expected to prevent or materially delay or impair the Stockholder’s ability to perform his obligations hereunder.

(h) Brokers. No broker, finder, financial advisor, investment banker or other Person is entitled to any brokerage, finder’s, financial advisor’s or other similar fee or commission from Parent, Merger Sub or the Company in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of the Stockholder (other than as an officer or director of the Company).

SECTION 8 Representations and Warranties of Parent and Merger Sub. Parent and Merger Sub represent and warrant to the Stockholder as follows:

(a) Organization and Qualification. Each of Parent and Merger Sub is a duly organized and validly existing corporation in good standing under the Applicable Laws of the jurisdiction of its organization. All of the issued and outstanding capital stock of Merger Sub is owned, directly or indirectly, by Parent.

(b) Power; Binding Agreement. Each of Parent and Merger Sub has full power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery by Parent and Merger Sub of this Agreement, the performance by each of Parent and Merger Sub of its obligations hereunder and the consummation by Parent and Merger Sub of the transactions contemplated hereby have been duly and validly authorized by each of Parent and Merger Sub and no other actions or proceedings on the part of Parent or Merger Sub are necessary to authorize the execution and delivery by Parent or Merger Sub, the performance by either Parent or Merger Sub of its obligations hereunder or the consummation by Parent or Merger Sub of the transactions contemplated hereby. This Agreement has been duly executed and delivered by each of Parent and Merger Sub, and, assuming this Agreement constitutes a valid and binding obligation of the Stockholder, constitutes a valid and binding obligation of each of Parent and Merger Sub, enforceable against each of Parent and Merger Sub in accordance with its terms, subject to the Bankruptcy and Equity Exceptions.

SECTION 9 Disclosure. The Stockholder shall permit the Company, Parent and Merger Sub to publish and disclose (in all documents and schedules filed with the SEC, and any press release or other disclosure document that the Company, Parent or Merger Sub determines to be required by Applicable Law in connection with the Merger and the other Transactions) the Stockholder’s identity and ownership of Subject Shares and the nature of the commitments, arrangements and understandings under this Agreement. Parent and Merger Sub shall permit the Stockholder to publish and disclose in all disclosure documents to the extent required by Applicable Law (including, any proxy statement, or Schedule 13D) the nature of the commitments, arrangements and understandings under this Agreement.

SECTION 10 Waiver of Appraisal Rights. The Stockholder hereby waives, to the full extent permitted by Applicable Law, and agrees not to assert or perfect any, appraisal rights pursuant to Section 262 of the DGCL or otherwise in connection with the Merger with respect to any and all Subject Shares Beneficially Owned by the undersigned and entitled to appraisal rights pursuant to Section 2.05 of the Merger Agreement.

SECTION 11 Further Assurances. Subject to the terms and conditions of this Agreement, each party shall use commercially reasonable efforts to take, or cause to be taken, all actions, and to do, or cause to be done, all things necessary to fulfill such party’s obligations under this Agreement.

SECTION 12 Termination. This Agreement shall terminate and shall have no further force or effect as of the Expiration Time; provided that Section 9, this Section 12 and Section 13 shall survive such termination and remain in full force and effect. Except as expressly set forth in the prior sentence, the representations, warranties and covenants of the Stockholder contained herein shall not survive the termination of this Agreement. Notwithstanding anything in this Section 12 to the contrary, nothing in this Section 12 shall relieve any party hereto from liability for any willful breach of this Agreement prior to such termination.

SECTION 13 Miscellaneous Provisions.

(a) Entire Agreement; Amendments. This Agreement (including any schedules hereto) constitutes the entire understanding and supersedes and cancels all prior and contemporaneous agreements, understandings and statements, written or oral, among the undersigned with respect to the subject matter hereof. No amendment of any provision of this Agreement shall be valid unless the same shall be in writing and signed by Parent, Merger Sub and the Stockholder. No waiver by any party hereto of any default, misrepresentation or breach of warranty or covenant hereunder, whether intentional or not, shall be deemed to extend to any prior or subsequent default, misrepresentation, or breach of warranty, covenant or agreement hereunder or affect in any way any rights arising by virtue of any prior or subsequent such occurrence. For the avoidance of doubt, nothing in this Agreement shall be deemed to amend, alter or modify, in any respect, any of the provisions of the Merger Agreement.

(b) Successors and Assigns; No Third-Party Beneficiaries. This Agreement will be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. Except as provided in Section 2(c), neither the Stockholder nor Parent nor Merger Sub may assign their rights or obligations hereunder without the prior written consent of the other parties. Subject to the immediately preceding sentence, this Agreement will be binding upon, inure to the benefit of, and be enforceable by the parties and their respective successors and permitted assigns. Any attempted assignment or delegation in violation of this Section 13(b) will be null and void. Nothing in this Agreement, express or implied, is intended to confer upon any Person, other than the parties hereto, any rights or remedies under or by reason of this Agreement.

(c) Specific Enforcement. The parties hereto agree that irreparable harm would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached, that such harm would be impossible to measure in money damages, that in the event of such breach the non-breaching party will not have an adequate remedy at law or in damages and, accordingly that the parties hereto shall be entitled to an injunction or injunctions to prevent breaches of this Agreement or to enforce specifically the performance of the terms and provisions hereof, in addition to any other remedy to which they are entitled at Applicable Law or in equity in connection with this Agreement. The parties hereto agree that unless and until this Agreement is validly terminated in accordance with Section 12, (i) the parties hereto shall be entitled to an injunction or injunctions from a court of competent jurisdiction as set forth in Section 13(d)(2) to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement, without bond, or other security being required, (ii) no party will oppose the seeking of such relief on the basis that the other party has an adequate remedy at law and (iii) the right of specific enforcement is an integral part of the performance of the obligations and other transactions contemplated hereby, and without that right, none of Parent or Merger Sub would have entered into this Agreement.

(d) Governing Law; Consent to Jurisdiction; Venue.

(1) This Agreement, and all Proceedings (whether in contract or tort) that may be based upon, arise out of or relate to this Agreement, shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to the conflicts of law rules of such State.

(2) The parties hereto agree that any Proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the performance of the obligations contemplated hereby shall be brought in the Delaware Court of Chancery, or if that court does not have jurisdiction, a federal court sitting in the State of Delaware. Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the Delaware Court of Chancery in respect of any Proceeding arising out of or relating to this Agreement or the performance of the obligations contemplated hereby, or relating to enforcement of any of the terms of this Agreement, and hereby waives, and agrees not to assert, as a defense in any such Proceeding, any claim that it is not subject personally to the jurisdiction of such court, that the Proceeding is brought in an inconvenient forum, that the venue of the Proceeding is improper or that this Agreement or the performance of the obligations contemplated hereby may not be enforced in or by such courts. Each party hereto agrees that notice or the service of process in any Proceeding out of or relating to this Agreement or the performance of the obligations contemplated hereby shall be properly served or delivered if delivered in the manner contemplated by Section 13(g) or in any other manner permitted by law.

(e) Waiver of Jury Trial. EACH OF THE PARTIES HERETO ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT OR THE PERFORMANCE OF THE OBLIGATIONS OR OTHER TRANSACTIONS CONTEMPLATED HEREBY IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE IT HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE PERFORMANCE OF THE OBLIGATIONS CONTEMPLATED HEREBY. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (a) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (b) IT UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THE FOREGOING WAIVER, (c) IT MAKES THE FOREGOING WAIVER VOLUNTARILY, AND (d) IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 13(e).

(f) Expenses. All out-of-pocket fees, costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be borne by the party incurring such fees, costs and expenses, whether or not the transactions contemplated by the Merger Agreement are consummated.

(g) Notices. Any notices or other communications required or permitted under, or otherwise given in connection with, this Agreement shall be in writing and shall be deemed to have been duly given (i) when delivered if delivered in person, (ii) on the fifth (5th) Business Day after dispatch by registered or certified mail, (iii) on the next Business Day if transmitted by national overnight courier or (iv) on the date sent if sent by e-mail (provided that no “bounce-back” or similar message is received by the sender), in each case as follows:

If to Parent or Merger Sub to:

Cadent, LLC 1675 Broadway, 22nd Floor New York, NY 10019
Attention:	Christopher Poindexter
Email:	cpoindexter@cadent.tv

with a copy to (which shall not constitute notice):

Baker Botts L.L.P. 30 Rockefeller Plaza New York, NY 10112
Attention:	Neil Torpey
Nicole Perez
Email:	neil.torpey@bakerbotts.com
nicole.perez@bakerbotts.com

If to the Stockholder to:

The address set forth on Schedule I hereto

with a copy to (which shall not constitute notice):

McDermott Will & Emery LLP 500 N. Capitol St., NW Washington, DC 20001
Attention:	Thomas P. Conaghan
Email:	tconaghan@mwe.com

(h) Stockholder Obligations. The Stockholder shall no be liable for any breach of the terms of this Agreement by any other stockholder of the Company. Nothing in this Agreement shall be interpreted as creating or forming a “group” with any other Person for the purposes of Rule 13d-5(b)(1) of the Exchange Act or for any other similar provision of Applicable Law.

(i) Stop-Transfer Instructions. At all times commencing with the execution and delivery of this Agreement and continuing until the Expiration Time, in furtherance of this Agreement, the Stockholder hereby authorizes the Company or its counsel to notify the Company’s transfer agent that there is a stop transfer order with respect to all the Subject Shares (and that this Agreement places limits on the voting and transfer of such Subject Shares), subject to the provisions hereof and provided that any such stop transfer order and notice will immediately be withdrawn and terminated by the Company following the expiration Time.

(j) Descriptive Headings. The section headings of this Agreement are for reference purposes only and will not in any way affect the meaning or interpretation of this Agreement.

(k) Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other Governmental Authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated so long as the economic or legal substance of the transactions hereunder is not affected in any manner materially adverse to any party. Upon such a determination, the parties hereto agree to negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner, in order that the transactions hereunder be consummated as originally contemplated to the fullest extent possible.

(l) Limit on Liability. In no event shall the Stockholder’s liability for monetary damages with respect to any claim related to this Agreement exceed the portion of the Aggregate Consideration that would be payable to the Stockholder with respect to the Subject Shares held by the Stockholder.

(m) Counterparts; Effectiveness. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement shall become effective when each party hereto shall have received a counterpart hereof signed by all of the other parties hereto. Until and unless each party has received a counterpart hereof signed by each other party hereto, this Agreement shall have no effect and no party shall have any right or obligation hereunder (whether by virtue of any other oral or written agreement or other communication). Signatures to this Agreement transmitted by facsimile transmission, by electronic mail in PDF form, or by any other electronic means designed to preserve the original graphic and pictorial appearance of a document, will be deemed to have the same effect as physical delivery of the paper document bearing the original signatures.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed to be effective as of the date first above written.

CADENT, LLC

By:	/s/ Nicholas Troiano
Name: Nicholas Troiano
Title: Chief Executive Officer

AWARD MERGER SUB, INC.

By:	/s/ Nicholas Troiano
Name: Nicholas Troiano
Title: Chief Executive Officer

[Signature Page to Voting and Support Agreement]

/s/ Vineet Mehra
Vineet Mehra

[Signature Page to Voting and Support Agreement]

SCHEDULE I

Stockholder	Owned Shares	Address (including email)
Vineet Mehra	83,904	c/o AdTheorent Holding Company, Inc. 330 Hudson St., 13th Floor New York, NY 10013 Email: vineetmehra2012@gmail.com

[Schedule I to Voting and Support Agreement]

EXHIBIT A

JOINDER AGREEMENT

The undersigned is executing and delivering this Joinder Agreement pursuant to that certain Voting and Support Agreement dated as of April 1, 2024, as amended or modified from time to time in accordance with its terms, by and among Cadent, LLC, Vineet Mehra and the other parties named therein (the “Voting Agreement”). Capitalized terms used but not defined in this Joinder Agreement shall have the meanings ascribed to such terms in the Voting Agreement.

The undersigned acknowledges and agrees that it shall be bound by, and subject to, all of the restrictions, covenants, terms and conditions of the Voting Agreement as though an original “Stockholder” party thereto with respect to the Subject Shares [Transferred to it][owned in a joint account with Stockholder].

The address and e-mail address to which notices may be sent to the undersigned are as follows:

Name: __________________________
Address: __________________________
E-mail: __________________________

Date: ____________________

[Name]

[Exhibit A to Voting and Support Agreement]